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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       March 6, 2001
                                                --------------------------------


                                  CYGNUS, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-18962                   94-2978092
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(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)                Number)               Identification No.)





            400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA             94063-4719
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               (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (650) 369-4300
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

     On March 6, 2001, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing the signing of a U.S. Market Research Agreement with Lifescan, Inc., a Johnson & Johnson company, for Cygnus' GlucoWatch(R) biographer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     EXHIBIT NUMBER

          99.1 Press Release by Cygnus, Inc. dated March 6, 2001 referred to in Item 5 above.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CYGNUS, INC.


Date: March 8, 2001                 By: /s/ Barbara G. McClung
                                        -----------------------------------
                                        Barbara G. McClung
                                        Senior Vice President
                                        and General Counsel